Investor Presentation May 2004

Safe Harbor Certain statements contained in this presentation that are not related to historical results, are forward-looking statements, such as anticipated liquidity and capital resources, closing of financing commitments and anticipated occupancy dates for new tenants. The matters referred to in forward-looking statements are based on assumptions and expectations of future events which may not prove to be accurate and which could be affected by the risks and uncertainties involved in the Company’s business many of which cannot be predicted with accuracy and some of which might not even be anticipated. Prospective investors are cautioned that any such statements are not guarantees of future performance and that actual results may differ materially from those projected and implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, the burden of the Company’s substantial debt obligations; the risk that the Company may not be able to refinance its debt obligations on reasonable terms, if at all; the highly competitive nature of the real estate leasing market; adverse changes in the real estate markets including, among other things, competition with other companies; general economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of prospective tenants and lease rents; financial condition and bankruptcy of tenants, including termination of leases by bankrupt tenants; the availability and terms of debt and equity financing; risks of real estate acquisition, expansion and renovation; construction and lease-up delays; the level and volatility of interest rates; governmental actions and initiatives; environmental/safety requirements; as well as certain other risks described in the Company’s Form 10-K. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by cautionary statements in this paragraph and elsewhere described in the Company’s Form 10-K and in other reports we filed with Securities and Exchange Commission.

Corporate Overview

Corporate Overview
Who we are...
Kramont Realty Trust (NYSE:KRT) is a self-administered, self-managed equity real estate investment trust (REIT). What we do... The Trust owns, manages, develops and redevelops neighborhood and community shopping centers with merchants who provide life’s essentials — groceries, health and beauty products, family apparel and financial and personal services. What we’re made of... The company owns, operates, manages and has under development 94 properties in 16 states comprising 12.3 million square feet of gross leasable area.

Strategy CORE COMPETENCY & STRATEGIC FOCUS # Neighborhood & community shopping centers.
# East coast geographic concentration. # Portfolio growth through wholly-owned and joint venture investments.

Strategy ONGOING ASSESSMENT OF PORTFOLIO TO IDENTIFY OPPORTUNITIES: # Expansion # Renovation # Remerchandise # Retenant # Disposition

Management & Governance

Management Senior management has an average of 28 years of real estate experience Lean, agile employee base: 13 senior officers 130 employees Fully integrated operating company including in-house finance, leasing, legal, development, marketing, asset and property management

Governance Committed to ethical stewardship and financial transparency as NYSE public company. Audit, compensation & nominating committees are comprised exclusively of independent Trustees.

Portfolio

Portfolio NET OPERATING INCOME BY REGION Mid-Atlantic Southern Central New England 16% 1%
24% 59%

Portfolio CHARACTERISTICS Average Center Size: 129,253 square feet Grocery/Drug/Value store anchored: 80%

Portfolio OCCUPANCY Overall portfolio occupancy is 89%. Excluding properties in redevelopment, occupancy is 93%.

Portfolio OCCUPANCY (excluding redevelopment properties) 100% 94%
95% 93% 93% 92% 90% 85% 80%
2001 2002 2003 Q1 2004

Portfolio Top 10 Tenants - Fixed Minimum Rent (FMR) (as of December 31, 2003) Total Annual % FMR Rent of KRT Total
1 Wal — Mart $ 5,986,604 6.97% 2 Ahold $ 4,297,995 5.01% 3 TJX Companies $ 2,550,798 2.97% 4 Kmart $ 2,295,832 2.67% 5 ShopRite $ 1,758,542 2.05% 6 Kohl’s $ 1,583,730 1.84% 7 Food Lion $ 997,468 1.16% 8 Regal Entertainment Group $ 994,260 1.16% 9 Sports Authority $ 931,964 1.09% 10 Clemens Markets, Inc. $ 909,554 1.06% TOTALS $22,306,745 25.98%

Portfolio Top 10 Tenants - Gross Leasable Area (GLA) (as of December 31, 2003)
Total Square % Square Feet Feet of KRT Total 1 Wal — Mart 1,256,617 11.67% 2 Kmart 568,183 5.28% 3 Ahold 536,981 4.99% 4 TJX Companies 275,275 2.56% 5 Kohl’s 174,240 1.62% 6 ShopRite 167,786 1.56% 7 Food Lion 145,123 1.35% 8 Home Depot 130,909 1.22% 9 Peebles 130,751 1.21% 10 Redner’s 111,165 1.04% TOTALS 3,497,480 32.48%

Portfolio 2003 & Q1 2004 Acquisitions $137 million total activity $67 million wholly owned $70 million in joint venture

Portfolio 2003 ACQUISITIONS: Sumas — ShopRite 31,500 square foot ShopRite Supermarket (Springfield, NJ) on a long term, triple net lease. 14,000 square foot office building (Springfield, NJ) headquarters for Village Supermarket, Inc. (NASDAQ:VLGEA), operator of ShopRite Supermarkets.

Portfolio 2003 ACQUISITION: Sumas — ShopRite 24 developable acres, containing an existing 54,250 square foot ShopRite Supermarket (Somers Point, NJ). A 194,000 square foot shopping center (Ocean Heights Shopping Center) is under construction. The center will be anchored by an 80,700 square foot world class, Super ShopRite Supermarket.

Portfolio 2003 ACQUISITIONS: Five centers in Binghamton, New York MSA: One center purchased with cash and shares in KRT.
Four centers were acquired in joint venture with SSR Realty Advisors.

Portfolio 2003 ACQUISITIONS Binghamton (Vestal), NY Portfolio: Campus Plaza 160,646 sq. ft.

Portfolio KRAMONT/SSR JOINT VENTURE Binghamton (Vestal), NY Portfolio: Town Square Mall: Parkway Plaza:
Shoppes at Vestal: Pier I Center:

Portfolio 2003 ACQUISITION: Christmas Tree Plaza Orange, Connecticut 136,016 square foot shopping center located on 20 acres near the intersection of Conn. Route 1 and the Conn. Turnpike (I-95). The center is 100% occupied and has ten stores including a 55,000 square foot Christmas Tree Shops store and a 22,080 square foot AC Moore store.

Portfolio 2004 ACQUISITION: Perkins Farm Marketplace Worcester, Massachusetts 203,308 square foot shopping center located just north of the Massachusetts Turnpike (Interstate 90) and Route 20. The center is anchored by Super Stop & Shop, Building #19 and A.J. Wright on long-term, triple-net leases.

Portfolio 2003 DISPOSITIONS: Net Proceeds of $17 million 3 acre out-parcel at Bensalem Square (Bensalem, PA) 28 acres in Miramar, FL 9.1 acres in Dania, FL Hillcrest Mall in Phillipsburg, NJ Century Village Office Building in West Palm Beach, FL

Asset Enhancement

Asset Enhancement Recently Completed Projects

Asset Enhancement Barn Plaza Doylestown, Pennsylvania Proactively recaptured an under-performing supermarket space. Negotiated a $2.6 million use restriction fee from the tenant. Leased 88,000 square feet to Kohl’s. 57% increase in space from the former supermarket. Opened April 11, 2003.
Façade renovation complete.

Asset Enhancement Shoppes at Valley Forge Phoenixville, Pennsylvania Renovation/“de-malling” completed in 2002. Proactively recaptured space from Ames. Executed a lease for 60,000 square foot Redner’s.
Guaranteed by SuperValu: A Fortune 1
00 company. The nation’s leading food distributor. Opened May 21, 2003.

Asset Enhancement Village Oaks Pensacola, Florida New Bealls department store replaced former Wal-Mart store. Bealls opened September 19, 2003.

Asset Enhancement Bristol Commerce Park Bristol (Bucks County), Pennsylvania Aggressively recaptured space from Ames prior to its liquidation. Executed a lease with Wal-Mart for 118,389 square feet in the expanded Ames space. Wal-Mart opened July 16, 2003. Façade renovation completed.

Asset Enhancement Bethlehem Square Bethlehem, Pennsylvania Wal-Mart opened in 86,000 square feet in 2002. Complemented by existing Home Depot and T.J. Maxx. Existing supermarket needed to vacate. Giant Supermarket needed a proven location and opened November 20, 2003.

New Development

New Developments Ocean Heights Shopping Center Somers Point, New Jersey 24 developable acres, containing an existing 54,250 square foot ShopRite Supermarket soon to be demolished. A 194,000 square foot shopping center will be anchored by an 80,700 square foot world-class Super ShopRite Supermarket.

New Developments Ocean Heights Shopping Center Proposed Master Plan

Balance Sheet Improvement & Financial Results

Balance Sheet Improvement & Financial Results Over $130.0 million of capital raised since 2002: ? $31.3 million of common shares in May 2002 ? $29.4 million of common shares in December 2002 ? $60.0 million of 8.25% preferred shares in December 2003 ? $10.0 million of 8.25% preferred shares in February 2004

Balance Sheet Improvement & Financial Results 8.25% Series E Cumulative Preferred Shares Sold $60 million of 8.25% Series E Cumulative Preferred Shares on December 30, 2003. Shares were issued for the redemption of $41.3 million of 9.5% Series D Preferred Shares. Sold 400,000 Series E Shares to certain clients of Cohen & Steers Capital Management, Inc. on February 27, 2004, for an effective yield of 8.10%.

Balance Sheet Improvement & Financial Results $190 million mortgage financing from Metropolitan Life Insurance Company (MetLife). ? Refinanced $182 million of debt maturing in 2003. ? Secured by 15 assets vs. 27 in the previous loan. ? Interest rate on the MetLife loan is 6.12%, 184 basis points lower than the 7.96% on the debt being replaced. ? Closed June 16, 2003. ? $3.3 million interest savings annually.

Balance Sheet Improvement & Financial Results Total Market Cap of Over $1 Billion (as of March 31, 2003) 1,200,000,000 1,000,000,000 Common shares 800,000,000 Common OP Units Preferred A 600,000,000 Preferred B Preferred D 400,000,000 Preferred E Debt 200,000,000 0 2001 2002 2003 Q1 2004

Balance Sheet Improvement & Financial Results Market Capitalization (as of March 31, 2004) $ 1,084,688,635
Common Shares Preferred Shares Debt $498.3 $ 486.8
$99.6

Balance Sheet Improvement & Financial Results Debt to Market Capitalization (as of March 31, 2004) 70.0% 57.5%
60.0% 52.5% 50.0% 45.9%
43.1% 40.0% 30.0% 20.0% 10.0% 0.0% 2001 2002 2003 31-Mar-04

Balance Sheet Improvement & Financial Results Debt — Blended Interest Rates March 31, 2004 December 31, 2003
Weighted Weighted Avg. Rate Balance Avg. Rate Balance Floating 3.35% $71,300 3.11% $6,354 Fixed 6.64% 427,000 6.75% 444,717 6.17% $498,300 6.71% $451,071

Balance Sheet Improvement & Financial Results Debt Maturities (as of December 31, 2003) 300,000 250,000 200,000 150,000 100,000 $50,000 $0 2004 2005 2006 2007 2008 After

Balance Sheet Improvement & Financial Results Top 5 Institutional Owners (as of December 31, 2003) Institution Shares % of Shares Owned Outstanding
1 Cohen & Steers 3,559,400 14.80 2 Vanguard Group 831,523 3.46 3 Barclays Bank 725,603 3.02 4 Teachers Insurance & 695,000 2.89 Annuity Corporation of America 5 State Street Corp. 377,733 1.57

Balance Sheet Improvement & Financial Results Institutional Ownership (as of December 31, 2003) 40.00% 34.30% 35.00% 30.00% 25.00% 20.00% 15.00% 9.58% 10.00% 5.00% 0.00% 2001 2003

Balance Sheet Improvement & Financial Results
FFO $1.80 $ 35
$1.60 $ 30 Share $1.40 $ 25 Common $1.20 millions)
$1.00 $ 20 $0.80 $ 15 Diluted (in
$0.60 $ 10 $0.40 $ 5
Per $0.20 $0.00 $ 0
2000 2001 2002 2003
Average Diluted 13,858 18,816 20,401 23,812 Outstanding Shares (thousands)

Balance Sheet Improvement & Financial Results
Dividend = $ 1.30 $1.40 $1.30 $1.30 $1.30
$1.27 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 2000 2001 2002 2003

Balance Sheet Improvement & Financial Results Share Price Appreciation (based on common share closing prices)
Merger Date 06/16/00 12/31/01 12/31/02 12/31/03 Price $9.94 $14.60 $14.65 $18.10 Yield 12.78% 8.9% 8.87% 7.18%

Balance Sheet Improvement & Financial Results Peer Comparisons 100% Kramont 1 80% Equity REITs 2 60% Shopping Center 2,3 Equity REITs Russell 2000 4 40% S&P 500 5 20% NYSE Composite 6 0% Dow Jones 7 Industrial Average
-20% 1 Source: NAREIT
2 Shopping center REITs only (no -40% regional mall or free standing REITs)
-60% 3 Source: Russell (www.russell.com) 4 Source: Standard & Poors
2003 2002 2001 (www.standardandpoor s.com) 5 Source: New York Stock Exchange 6 Source: Dow Jones & Company (www.djindexes.com)

The Future

The Future Grow FFO Reduce leverage Obtain investment-grade rating Execute redevelopments Complete accretive acquisitions Divest of non-core assets

Detail & Notes

Detail (in thousands except for per share information) Three months ended Mar. 31 Unaudited 2004 20031 Summary of net income (loss) to common shareholders
Income from continuing operations $ 6,727 $3,971 Income from discontinued operations 17 1,535 Net income 6,744 5,506 Preferred share distributions 2 (2,370) (1,703) Charge for redemption of preferred shares 3 (17,691) - Income (loss) to common shareholders ($ 13,317) $3,803 Income (loss) per share, basic and diluted ($ 0.55) $0.16 Reconciliation of net income to funds from operations Income (loss) to common shareholders ($ 13,317) $3,803 Add: Depreciation and amortization of real estate assets 4, 5 4,615 4,220 Plus: Loss from sale of income-producing real estate 6 3 - Funds from operations (FFO) ( $ 8,699) $8,023 FFO per share, basic and diluted ($ 0.36) $0.34 Weighted average common shares outstanding, basic 24,069 23,354 Weighted average common shares outstanding, diluted 24,151 23,384

Notes 1 1 Certain 2003 income statement accounts have been reclassified to reflect the inclusion of properties sold during 2003 and 2004. 2 For the first quarter of 2004, preferred share distributions were $721,000 for the Series B Shares, $306,000 for the Series D Shares and $1,343,000 for the Series E Shares. 3 In connection with the redemption of the 9.5% Series D Cumulative Redeemable Preferred Shares on January 30, 2004, the Company’s first quarter 2004 results reflect a non-recurring reduction in income to common shareholders of $17.7 million or $0.69 per common share (net of minority interest). This reduction was recorded in accordance with the July 31, 2003 Securities and Exchange Commission interpretation of FASB-EITF Abstract Topic D-42 (“The Effect on the Calculation of Earnings per Share for the Redemption or Induced Conversion of Preferred Stock”). Under this interpretation, the difference between the carrying amount of the shares ($14.4375 per share) and the redemption price ($25.00 per share) must be recorded as a reduction to Income to Common Shareholders and, therefore, impacts Earnings per Share and Funds from Operations per Share.

Notes 2 Funds from Operations: Funds from Operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (NAREIT), consists of net income (computed in accordance with generally accepted accounting principles) before depreciation and amortization of real property, extraordinary items and gains and losses on the sale of income-producing real estate. Notes on reconciliation of net income to FFO: 4 Net of minority interests of $319 and $306, respectively, for the three months ended March 31, 2004 and March 31, 2003. 5 Depreciation related to unconsolidated affiliates of $118 and $43, respectively, for the three months ended March 31, 2004 and March 31, 2003. 6 Net of amounts attributable to minority interests of ($1) for three months ended March 31, 2004. The Company believes that FFO should be considered in conjunction with net income, as presented in the statements of operations. The Company believes that FFO is an appropriate measure of operating performance because real estate depreciation and amortization charges are not meaningful in evaluating the operating results of the Company’s properties and extraordinary items and the gain on the sale of income-producing real estate would distort the comparative measurement of performance and may no be relevant to ongoing operations. However, FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and should not be considered as an alternative to either net income as a measure of the Company’s operating performance or to cash flows from operating activities as an indicator of liquidity or cash available to fund all cash flow needs. Since all companies do not calculate FFO in a similar fashion, the Company’s calculation, presented above, may not be comparable to similarly titled measures reported by other companies.

Kramont Realty Trust 580 W. Germantown Pike Suite 200 Plymouth Meeting, PA 19462 Telephone : 610-825-7100 Facsimile : 610-834-8110 For more information, visit our web-site: kramont.com